SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K
                              --------------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2007
                              --------------------

                          GENERAL STEEL HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)
                              --------------------

       STATE OF NEVADA                  333-105903                412079252
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                                     100020
                                   (Zip Code)

          Kuntai International Mansion Building, Suite 2315, Yi No 12, Chaoyangmenwai Ave., Chaoyang District, Beijing 100020, China
                    (Address of Principal Executive Offices)

                               + 86 (10) 58797346
              (Registrant's telephone number, including area code)
                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a)(1) Date of Entry into Agreement and Identity of Parties

On June 15, 2007, General Steel Holdings, Inc. ("General Steel"), entered into a certain Joint Venture Agreement (the "Agreement") with Shaanxi Longmen Iron & Steel Group Co., Ltd. a limited liability company formed under the laws of the People's Republic of China ("SL").

(a)(2) Terms and Conditions of the Agreement

Purpose

The purpose of the Agreement was to form a new joint venture company, Shaanxi Longmen Iron and Steel Co., Ltd., a limited liability company formed under the laws of the People's Republic of China (the "Joint Venture Company"). The Joint Venture Company will be located at Longmen County, Han Cheng City, Shaanxi Province, China. The stated purposes of the Joint Venture Company are, among others, to produce and sell "long products" and to improve the product quality and the production capacity and competitiveness by adopting advanced technology in the production of steel products. The registrant will invest in the Joint Venture Company through two of its subsidiaries, Tianjin Daqiuzhuang Metal Sheet Co., Ltd., ("DQ") and Tianjin QiuSteel Investment Co., Ltd.("QS"), a newly formed subsiidary of the Registrant.

Capital Contributions and Ownership

The Agreement states that the total investment in the Joint Venture Company will be US$65,780,000. The Agreement sets outs the initial contributions of each party to the Agreement to the Joint Venture Company. SL will contribute net assets in the form of land, existing equipment and materials and others in the amount of RMB200,000,000 for 40% of the Joint Venture Company. DQ and QS will each contribute RMB160,000,000 and RMB 140,000,000 in cash, each holding 32% and 28% respectively of the Joint Venture Company and 60% collectively.

Directors and Management

The Agreement states that there will be five (5) directors of which three (3) will be appointed by the Registrant, two (2) will be appointed by SL. The chairmen of the board will be elected by the Board. The Agreement states that other than stipulated by relevant laws, all other issues will be approved by two thirds of directors present at the board meeting.

The Joint Venture Company will have a management office consist of one general manager, one vice general manager and one chief financial officer. The registrant will appoint the chief financial officer.

Duration of the Joint Venture Company

The duration of Joint Venture Company will be 30 years and can be prolonged upon suggestion of one party to the Agreement six months before the expiration date of the Agreement and upon the approval by the Board of Directors.

Miscellaneous Provisions

In addition, the Agreement sets out various administrative provisions relating to the Agreement, including, but not limited to, labor management, taxes, foreign exchange control, disposal of assets upon liquidation, insurance, force majeure and amendment and termination of the Agreement.

Item 9.01 Financial Statements and Exhibits

          (a) Not applicable

          (b) Not applicable

          (c) Not applicable

          (d) The following exhibits are filed as part of this report:

10.1 Joint Venture Agreement Between Shaanxi Longmen Iron & Steel Group Co.,Ltd.and General Steel Holdings, Inc.

99.1  Press Release of General Steel Holdings, Inc., dated June 21, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 21, 2007                     GENERAL STEEL HOLDINGS, INC.
                                            (Registrant)

                                        By: /s/ John Chen
                                            -----------------------------
                                            John Chen
                                            Chief Financial Officer